                                                                    EXHIBIT 10.7



                              TERM LOAN AGREEMENT


     This TERM LOAN AGREEMENT is made as of the 15th day of May, 1996, by and between PERISCOPE I SPORTSWEAR, INC. (the "Borrower"), a New York corporation with its principal executive offices at 1407 Broadway, Suite 620, New York, New York 10018 and THE FIRST NATIONAL BANK OF BOSTON (the "Lender").

     (S)1.   DEFINITIONS AND RULES OF INTERPRETATION.
             ---------------------------------------

     (S)1.1  Definitions.  The following terms shall have the meanings set forth
             --------------
in this (S)1 or elsewhere in the provisions of this Agreement referred to below:

     Agreement.  This Term Loan Agreement, including the Schedules and Exhibits
     ----------                                          ---------     --------
hereto, as amended, modified, supplemented or restated.

     Applicable Margin.  Initially, one and one-quarter percent (1.25%) per
     -----------------
annum. The Applicable Margin shall be adjusted, as long as no Default or Event of Default exists as of the adjustment date, based upon the Outstanding principal balance of the Loan, as follows:

            Principal Balance                Applicable Margin
            -----------------                -----------------

        Greater than $7,000,000.00
        but less than $11,000,000.01                 1%

        Greater than $4,000,000.00
        but less than $7,000,000.01               0.75%

        Greater than $1,000,000.00
        but less than $3,000,000.01               0.25%

        Less than $1,000,000.01                      0%


     Balance Sheet Date.  December 31, 1995
     -------------------

     Base Rate.  The greater of (a) the annual rate of interest announced from
     ----------
time to time by the Lender at its head office in Boston, Massachusetts as its "base rate" or (b) The Federal Funds Effective Rate plus 1/2 of 1% per annum (rounded upwards, if necessary, to the next 1/8th of 1%.

     Borrower.  As defined in the preamble hereto.
     ---------

     Business Day.  Any day, other than a Saturday, Sunday, or legal holiday, on
     ---------------
which banking institutions in Boston, Massachusetts are open for the transaction of banking business.

     Closing Date.  The first date on which the conditions set forth in (S)8 and
     ------------
(S)9 have been satisfied and any Loan are to be made.

     Code.  The Internal Revenue Code of 1986 and the rules and regulations
     ----
thereunder, collectively as the same may be supplemented or amended and in effect from time to time.

     Debt Service Charges.  For any fiscal period of the Borrower and its
     ---------------------
Subsidiaries, the sum of (i) the expenses of the Borrower and its Subsidiaries for such period for interest payable with respect to Indebtedness for borrowed money including, without limitation, the Obligations and all fees paid on account of or with respect thereto, plus (ii) principal payments made or required to be made on account of Indebtedness for borrowed money including, without limitation, capitalized leases for such period, in each case determined in accordance with Generally Accepted Accounting Principles.

     Default.  See (S)10.1.
     -------

     Dilution.  Any events or circumstances which could have the effect of
     ---------
reducing the gross balance of the Borrower's and its Subsidiaries' accounts and accounts receivable, including, without limitation, cash or non-cash chargebacks from customers, factors and other Persons and/or claims due to damaged or otherwise non-conforming goods.

     Distribution.  The declaration or payment of any dividend on or in respect
     -------------
of any shares of any class of capital stock of the Borrower; the purchase, redemption, or other retirement of any shares of any class of capital stock of the Borrower, directly or indirectly, by the Borrower through a subsidiary of the Borrower or otherwise; the return of capital by the Borrower to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of the Borrower.

     Dollars or $.  Dollars in lawful currency of the United States of America.
     -------------

     EBITDA.         With respect to any fiscal period of the Borrower and its
     ------
subsidiaries, the result (determined with respect to the same period and without duplication) of the following: (a) Net Income (or Deficit); plus (b) depreciation, amortization ;and other noncash deductions made in calculating Net Income(or Deficit); plus (c) all taxes included a an expense in the determination of Net Income (or Deficit); plus (d) interest included as an expense in the determination of Net Income (or Deficit); minus (e) extraordinary gains; plus (f) extraordinary losses, all as determined in accordance with Generally Accepted Accounting Principles.

     Employee Benefit Plan.  Any employee benefit plan within the meaning of
     ----------------------
(S)3 3 of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

     Environment Laws.  Any and all applicable foreign, federal, state and local
     -----------------
environmental, health or safety statutes, laws, regulations, rules, and ordinances (whether now existing or hereafter enacted or promulgated), of all governmental agencies, bureaus or departments which may nor or hereafter have jurisdiction over the Borrower or any of its Subsidiaries and all applicable judicial and administrative and regulatory decrees, judgments and orders relating to injury to, or the protection of, real or personal property or human health or the environment, including, without limitation, all requirements pertaining to reporting, licensing, permitting, investigation, redemption, and removal of emissions, discharges, releases or threatened releases of Hazardous Substance, whether solid, liquid or gaseous in nature, into the environment or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of such Hazardous Substances.

     ERISA.  The Employee Retirement Income Security Act of 1974 and the rules
     -----
and regulations thereunder, collectively as the same may be supplemented or amended and in effect from time to time.

     ERISA Affiliate.  Any Person which is treated as a single employer with the
     ----------------
Borrower under (S)414 of the Code.

     ERISA Reportable Event.  A reportable event (other than a reportable event
     -----------------------
described in Subsections 4043(b) (2) - (4) and 4043 (b) (6)-(9), which do not require a thirty (30) day notice to the PBGC with respect to a Guaranteed Pension Plan within the meaning of (S)4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

     Event of Default.  See (S)10.1.
     ----------------

     Federal Funds Effective Rate.  For any day, a fluctuating interest rate per
     -----------------------------
annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal fund brokers, as published for such day or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations from such day on such transactions received by the Lender from three federal funds brokers of recognized standing selected by the Lender.

     Generally Accepted Accounting Principles.  Principles that are (i)
     -----------------------------------------
consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and (ii) consistently applied with past financial statements of the Person adopting the same principles; provided that in each case referred to in this definition of "Generally Accepted Accounting

Principles' a certified public accountant would, insofar a the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion other than a qualification regarding changes in Generally Accepted Accounting Principles as to financial statements in which such principles have been properly applied.

     Guaranteed Pension Plan.  Any employee pension benefit plan within the
     ------------------------
meaning of (S)3.2 of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     Hazardous Substances.  Any substance (i) the presence or which requires or
     ---------------------
my hereafter require notification, investigation or remediation under any Environmental Law; (ii) which is or becomes defined as a "hazardous waste," "hazardous material" or "hazardous substance" or "controlled industrial waste" or "pollutant" or "contaminant" under any present or future Environmental Law or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act 42 U.S.C. (S)9601 et seq.) and any applicable local statutes and the regulations promulgated thereunder; (iii) which is toxic, explosive corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of any foreign country, the United States, any state of the United States, or any political subdivision thereof to the extent any of the foregoing has or had jurisdiction over the Company; or (iv) without limitation, which contains gasoline, diesel fuel or other petroleum products, asbestos or polychlorinated biphenyls ("PCB's)".

     Indebtedness.  As to the Borrower or any of its Subsidiaries, all
     -------------
obligations, contingent and otherwise, that in accordance with Generally Accepted Accounting Principles should be classified upon the balance sheet of the Borrower or any of its Subsidiaries as liabilities, or to which reference should be made by footnote thereto, including in any event and whether or not so classified: (a) all obligations for borrowed money or other extensions of credit whether or not secured or unsecured, absolute or contingent, including, without limitation, unmatured reimbursement obligations with respect to letters of credit or guarantees issued for the account or on behalf of the Borrower or any of its Subsidiaries and all obligations representing the deferred purchase price of property, (b) all obligations evidenced by bonds, Note, debentures or other similar instruments; (c) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (d) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others or otherwise, including any obligations with respect to puts, swaps, and other similar undertakings, any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit; and (e) that portion of all obligations arising under capital leases that is required to be capitalized on the balance sheet of the Borrower and its Subsidiaries.

     Investments.   All expenditures made and all liabilities and commitments
     -----------
incurred continently or otherwise for the purchase or acquisition of capital stock, partnership interests, or equity interests or securities, or Indebtedness of, or for Loan, advances, capital contributions or transfers of property to, or in respect of any guaranties or other commitments as described under Indebtedness, or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(c) there shall be deducted in respect of each such Investment any amount received as a return of capital but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

     Junior Loan.   The loan to be made by BancBoston Ventures Inc. as provided
     ---------------
in a certain Securities Purchase Agreement, as it may be modified, amended, supplemented or restated.

     Junior Loan Documents.   The Securities Purchase Agreement between
     ----------------------
BancBoston Ventures Inc. and the Borrower, the Promissory Note in the principal amount of $3,000,000 issued by the Borrower to BancBoston Ventures Inc., and all other instruments, documents and agreements relating thereto or executed in connection therewith, as modified, amended, supplemented or restated.

     Lender.   As defined in the Preamble hereto.
     --------

     Loan Documents.   This Agreement and the Note, as each of then may be
     ---------------
modified, amended, supplemented or restated.

     Loan.   The Term Loan to be made by the Lender hereunder.
     -----

     Multiemployer Plan.   Any multiemployer plan within the meaning of (S)3.37
     ----------------------
of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

     Net Income (or Deficit):   With respect to any fiscal period of the
     ------------------------
Borrower and its Subsidiaries the net income or deficit of the Borrower and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with Generally Accepted Accounting Principles.

     Note.   The Term Note.
     -----                -

     Obligations.   All indebtedness, obligations and liabilities of the
     ------------
Borrower and its Subsidiaries to the Lender under this Agreement or any of the other Loan Documents or in respect of any of the Loan or the Note or other instruments at any time evidencing any thereof, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contact, operation of law or otherwise.

     Operating Cash Flow.   With respect to any fiscal period of the Borrower
     -------------------
and its subsidiaries, the result (determined with respect to the same period and without duplication) of (a) EBITBA; minus (b) capital expenditures made during such period, determined in accordance with Generally Accepted Accounting principles; minus (c) cash payments made during such period on account of income and other taxes.

     Operating Company   Periscope Sportswear, LLC, a Delaware limited liability
     -----------------
company, with its principal place of business at 1407 Broadway, Suite 620, New York, New York 10018.

     Outstanding.  With respect to the Loan, the aggregate unpaid principal
     -----------
thereof as of any dated of determination.

     PBGC.   The Pension Benefit Guaranty Corporation created by (S)4002 of
     -----
ERISA and any successor entity or entities having similar responsibilities.

     Permitted Liens.   Any individual, corporation, partnership, trust,
     ---------------
unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     Person.   Any individual, corporation, partnership, trust, unincorporated
     ------
association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     Recourse Accounts.   Accounts and accounts receivable of the Borrower and
     ------------------
its subsidiaries for which the credit risk for non-payment has not been wholly assumed by a factor or other Person; to the extent that the Borrower or its Subsidiaries retains any credit risk with respect to such account or account receivable, whether fixed or contingent, such account or account receivable shall be deemed a Recourse Account.

     Subsidiary.   Any corporation, association, partnership, trust, or other
     -----------
business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number or votes or controlling interests) of the outstanding Voting Interests. Without limiting the foregoing, the Operating Company is a Subsidiary of the Borrower.

     Term Loan.   The loan to be made by the Lender as provided in (S)2.1 below.
     ----------

     Term Loan Maturity Date.   May 15, 2001 or such earlier date on which the
     ------------------------
Term Loan shall become due and payable pursuant to the terms hereof.

     Term Note.   See (S)2.2
     ----------

     UCC.  The Uniform Commercial Code as enacted in The Commonwealth of
     ---
Massachusetts, as such may be supplemented or amended and in effect from time to time.

     Voting Interests.  Stock or similar ownership interests, of any class or
     ----------------
classes (however designated), the holders of which are at the time entitled, as such holders, (a) to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, partnership, trust or other business entity involved, or (b) to control, manage, or conduct the business of the corporation, partnership, association, trust or other business entity involved.

     (S)1.2. Rules of Interpretation.
             -----------------------

             (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

             (b) The singular includes the plural and the plural includes the singular.

             (c) A reference to any law includes any amendment or modification to such law.

             (d) A reference to any Person includes its permitted successors and permitted assigns.

             (e) Accounting terms not otherwise defined herein have the meanings assigned to them by Generally Accepted Accounting Principles.

             (f) The words "include", "includes" and "including" are not limiting.

             (g) All terms not specifically defined herein or by Generally Accepted Accounting Principles, which terms are defined in the UCC, have the meanings assigned to them therein.

          (h) Reference to a particular "(S)" refers to that section of this Agreement unless otherwise indicated.

          (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

  (S)2.  THE LOAN.
         --------

  (S)2.1  Commitment to Make Term Loan.  Subject to the terms and conditions set
          ----------------------------
forth in this Agreement, the Borrower shall borrow, and the Lender shall lend, on the Closing Date the sum of $15,000,000.00 (the "Term Loan").

  (S)2.2  The Term Note.  The Term Loan shall be evidenced by a promissory note
          -------------
of the Borrower, substantially in the form of Exhibit A hereto (the "Term
                                              ---------
Note"), dated as of the Closing Date and completed with appropriate insertions. The Outstanding amount of the Term Loan set forth on the Lender's records shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender.

  (S)2.3  Interest on Term Note.
          ---------------------

          (a) The Term Loan shall bear interest at a per annum rate equal to the aggregate of the Base Rate plus the Applicable Margin.

          (b) The Borrower shall pay interest on the Term Loan in arrears on the first day of each month.

  (S)2.4  Repayment of Term Loan.  The Outstanding principal balance of the Term
          ----------------------
Loan shall be payable in nineteen (19) equal consecutive quarterly installments in the sum of $500,000.00 each, the first of which shall be due on the last day of September, 1996, and the subsequent of which shall be due on the last day of each calendar quarter thereafter. In all events and under all circumstances, unless sooner paid or accelerated, the then unpaid principal balances of the Term Note and all accrued and unpaid interest thereon shall be due and payable on the Term Loan Maturity Date.

  (S)2.5  Optional Prepayments of Term Loan.
          ---------------------------------

  The Borrower shall have the right, at its election, to repay the Outstanding amount of the Term Loan, as a whole or in part, at any time without penalty or premium. Each such partial repayment shall be applied to the principal of the Term Loan in inverse order of maturity. No prepayment hereunder shall postpone the date for, or reduce the amount of, any subsequent payment under the Term Loan. Any portion of the Term Loan which is prepaid may not be reborrowed.

  (S)3.   CERTAIN GENERAL PROVISIONS.
          --------------------------

  (S)3.1  Closing Fee.  The Borrower agrees to pay to the Lender on the Closing
          -----------
Date a closing fee in the amount of $150,000.00.

  (S)3.2  Funds for Payments.
          ------------------

          (a) All payments of principal, interest, closing fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Lender at the Lender's head office at 100 Federal Street, Boston, Massachusetts 02110, or at such other location in the Boston, Massachusetts area that the Lender may from time to time designate, in each case in immediately available funds.

          (b) All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Lender, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in dollars as shall be necessary to enable the Lender to receive the same net amount which the Lender would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Lender certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

  (S)3.3.  Computations.  All computations of interest on the Loan and of other
           ------------
fees payable by the Borrower to the extent applicable shall be based on a 360-day year and paid for the actual number of days elapsed. Each change in the Base Rate shall be effective, for purposes of the determination of interest hereunder, contemporaneously with the effectiveness of such change in the Base Rate. Whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The Outstanding amount of the Loan as reflected on the Lender's records from time to time shall be considered correct and binding on the Borrower unless within ten (10) Business Days after receipt by the Borrower from the Lender of any notice of such outstanding amount, the Borrower shall notify the Lender to the contrary.

  (S)3.4.  Interest After Default.  Following the occurrence of an Event of
           ----------------------
Default, principal and (to the extent permitted by applicable law) interest on the Loan and all other amounts payable hereunder or under any of the other Loan Documents, at the option of the Lender, shall bear interest (compounded daily payable on demand at a rate per annum equal to the aggregate of two percent (2%) per annum plus the then effective rate of interest set forth in (S)2.3.

  (S)4.    REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants
           ------------------------------
to the Lender as follows.

  (S)4.1.  Corporate Authority; Etc.
           -------------------------

           (a)  Incorporation; Good Standing. (i) The Borrower (i) is a
                ----------------------------
corporation, validly existing and in good standing under the laws of the State of New York (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified in such other jurisdiction would not have a materially adverse effect on the business, assets or financial condition of the Borrower.

                (ii) The Operating Company (i) is a limited liability company, validly existing and in good standing under the laws of the State of Delaware
(ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is duly authorized and qualified to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified in such other jurisdiction would not have a materially adverse effect on the business, assets or financial condition of the Operating Company.

           (b)  Authorization.  The execution, delivery and performance of this
                -------------
Agreement and the other Loan Documents to which the Borrower is to become a party and the transactions contemplated hereby and thereby (i) are within the authority of the Borrower, (ii) have been duly authorized by all necessary proceedings, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule, regulation or agreement to which the Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower, and (iv) do not and will not conflict with any provision of the Borrower's organization documents or other charter documents or bylaws of, or any agreement or other instrument binding upon, the Borrower.

           (c)  Enforceability.  The execution and delivery of this Agreement
                --------------
and the other Loan Documents to which the Borrower is or is to become a party will result in valid and legally binding obligations of the Borrower enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

  (S)4.2.  Governmental Approvals.  The execution, delivery and performance by
           ----------------------
the Borrower of this Agreement and the other Loan Documents to which the Borrower is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained and the filing of related financing statements in the appropriate records office with respect thereto.

  (S)4.3  Title to Properties.  The Borrower and the Operating Company owns all
          -------------------
of the assets reflected in the consolidated balance sheet of the Borrower as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), and such assets are not subject to any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

(S)4.4.  Financial Statements.  The following financial statements have been
         --------------------
furnished to the Lender:

         (a) A balance sheet of the Borrower as of the Balance Sheet Date, and a statement of income for the fiscal year then ended, accompanied by an auditor's report prepared without qualification by Friedman Alpren & Green LLP. Such balance sheet and statement of income have been prepared in accordance with Generally Accepted Accounting Principles and fairly present the financial condition of the Borrower as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of the Borrower as of such date involving material amounts, known to the officers of the Borrower or the Operating Company not disclosed in said balance sheet and the related Note thereto.

         (b) A balance sheet, a statement of income and a statement of cash flow of the Borrower for each of the fiscal quarters of the Borrower for each of the fiscal quarters of the Borrower ended since the Balance Sheet Date certified by the Borrower's chief financial officer to have been prepared in accordance with Generally Accepted Accounting Principles consistent with those used in the preparation of the annual audited statements delivered pursuant to paragraph (a) above and to fairly present the financial condition of the Borrower as at the close of business on the dates thereof and the results of operations for the fiscal quarters then ended (subject to year-end adjustments). There are no contingent liabilities of the Borrower as of such dates involving material amounts, known to the officers of the Borrower or the Operating Company, not disclosed in such balance sheets and the related Note thereto.

  (S)4.5.  No Material Changes, Etc.  Since the Balance Sheet Date, except as
           -------------------------
provided in the following sentence, there has occurred no materially adverse change in the financial condition or business of the Borrower as shown on or reflected in the balance sheet of the Borrower as of the Balance Sheet Date, or the statement of income for the fiscal year then ended, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of the Borrower. Since the Balance Sheet Date, the Borrower has made Distributions to Glenn Sands and Marian Sands in the approximate amount of $2,100,000.00 and has forgiven $950,000.00 of the loan receivable from officers reflected on the balance sheet described in (S)4.4(a), above.

  (S)4.6.  Franchises, Patents, Copyrights, Etc.  The Borrower and its
           -------------------------------------
Subsidiaries possess all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their respective businesses substantially as now conducted without known conflict with any rights of others.

  (S)4.7.  Litigation.  There are no actions, suits, proceedings or
           ----------
investigations of any kind pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of the Borrower or its Subsidiaries or materially impair the right of the Borrower and its Subsidiaries to carry on business substantially as now conducted by it, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the balance sheet of the Borrower or its Subsidiaries, or which question the validity of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

  (S)4.8.  No Materially Adverse Contracts, Etc.  Neither the Borrower nor any
           -------------------------------------
of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of the Borrower or its Subsidiaries. Neither the Borrower nor any of its Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Borrower's officers, to have any materially adverse effect on the business of the Borrower or its Subsidiaries.

  (S)4.9  Compliance With Other Instruments, Laws, Etc.  Neither the Borrower
          ---------------------------------------------
nor any of its Subsidiaries is in violation of any provision of its charter or other organization documents, by-laws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, if any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Borrower and its Subsidiaries.

  (S)4.10.  Tax Status.  Each of the Borrower and its Subsidiaries (a) has made
            ----------
or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and except for an audit of fiscal year 1992, the officers of the Borrower know of no basis for any such claim.

  (S)4.11.  No Event of Default.  No Default or Event of Default has occurred
            -------------------
and is continuing.

  (S)4.12.  Holding Company and Investment Company Acts.  The Borrower is not a
            -------------------------------------------
"holding company", or a "subsidiary company" of a "holding Company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

  (S)4.13.  Absence of UCC Financing Statements, Etc.  Except with respect to
            -----------------------------------------
Permitted Liens, there is no financing statement, security agreement, or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets of the Borrower or rights thereunder.

  (S)4.14.  Certain Transactions.  Except as described on Schedule 4.14 hereto,
            --------------------                          -------------
none of the officers, trustees, directors or employees of the Borrower or any of its Subsidiaries is presently a party to any transaction with the Borrower or any of its Subsidiaries other than for services as employees, officers and directors, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, trustee, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, trustee, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

  (S)4.15.  Employee Benefit Plans; Multiemployer Plans; Guaranteed Pension
            ---------------------------------------------------------------
Plans.  Neither the Borrower nor any ERISA Affiliate maintains or contributes to
-----
any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan other than as set forth in Schedule 4.15 hereof.
                     -------------

  (S)4.16.  Environmental Compliance.  Except as disclosed on Schedule 4.16.
            ------------------------                          --------------

            (a) the operations of the Borrower and each of its Subsidiaries comply with all applicable Environmental Laws;

           (b) none of the operations of the Borrower or any of the Subsidiaries is the subject of any judicial or administrative proceeding alleging the violation of any Environmental Laws;

           (c) none of the operations of the Borrower or any of the Subsidiaries is the subject of any federal or state investigation evaluating whether the Borrower or any of the Subsidiaries disposed of any hazardous or toxic waste, substance or constituent of any site that may require remedial action, or any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any hazardous or toxic waste, substance or constituent into the environment;

           (d) neither the Borrower nor any of the Subsidiaries has filed any notice under any federal or state law indicating past or present treatment, storage or disposal of a hazardous waste or reporting a spill or release of a hazardous or toxic waste, substance or constituent into the environment;

           (e) neither the Borrower nor any of the Subsidiaries has any contingent liability of which the Borrower has knowledge or reasonably should have knowledge in connection with any release of any hazardous or toxic waste, substance or constituent into the environmental, nor has the Borrower or any of the Subsidiaries received any notice, letter or other indication of potential liability arising from the disposal of any hazardous or toxic waste, substance or constituent into the environment.

  (S)4.17.  Subsidiaries.  Schedule 4.17 sets forth all of the Subsidiaries of
            ------------   -------------
the Borrower. The Borrower is the owner, free and clear of all liens and encumbrances, of all of the issued and outstanding capital stock of each Subsidiary. All shares of such stock have been validly issued and are fully paid and nonassessable and no rights to subscribe to any additional shares have been granted, and no options, warrants, or similar rights are outstanding.

  (S)4.18.  Loan Documents.  All of the representations and warranties of the
            --------------
Borrower made in the other Loan Documents or any document or instrument delivered to the Lender pursuant to or in connection with any of such Loan Documents are true and correct in all material respects.

  (S)5.     AFFIRMATIVE COVENANTS OF THE BORROWER.  The Borrower covenants and
            -------------------------------------
agrees that, so long as any Obligation is Outstanding:

  (S)5.1.  Punctual Payment.  The Borrower will duly and punctually pay or cause
           ----------------
to be paid the principal and interest on the Loan and all interest, fees and other Obligations provided for in this Agreement, all in accordance with the terms of this Agreement and the Note, as well as all other sums owing pursuant to the Loan Documents.

  (S)5.2.  Maintenance of Office.  The Borrower will maintain its chief
           ---------------------
executive office in New York, New York, or at such other place in the United States of America as the Borrower shall designate upon not less than forty-five
(45) days prior written notice to the Lender.

  (S)5.3.  Records of Accounts.  The Borrower will (a) keep, and cause each of
           -------------------
its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with Generally Accepted Accounting Principles and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves.

  (S)5.4.  Financial Statements, Certificates and Information. The Borrower will
           --------------------------------------------------
deliver to the Lender:

           (a) As soon as practicable, but in any event not later than ninety
  (90) days after the end of each fiscal year of the Borrower, the audited consolidated and consolidating balance sheet of the Borrower and its Subsidiaries at the end of each year, and the related audited consolidated and consolidating statements of earnings and cash flows for such year, each setting forth a comparison to the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with Generally Accepted Accounting Principles, and accompanied by an auditor's report prepared without qualification by Friedman Alpren & Green LLP, or by another independent certified public accountant acceptable to the Lender, together with (i) the notes accompanying the financial statements (ii) a written statement from such accountants to the effect that they have read a copy of this Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default, and (iii) a detailed narrative analysis of performance for such year prepared by the principal financial or accounting officer of the Operating Company, including a comparison to the budget for such year.

          (b) As soon as practicable, but in any event not later than thirty
  (30) days after the end of each month, copies of the unaudited balance sheet of the Operating Company as of the end of such month, and the related unaudited statements of income and cash flow for such month and that portion of the Operating Company's fiscal year then elapsed, all in reasonable detail and prepared in accordance with Generally Accepted Accounting Principles, together with a certification by the principal financial or accounting officer of financial statements fairly presents the financial position of the Operating Company on the date thereof (subject to year-end adjustments) and a detailed narrative analysis of performance for such month and year to date prepared by such principal financial or accounting officer of the Operating Company.

          (c) Simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement in the form of Exhibit C hereto signed by the principal financial or accounting officer of the Operating Company and setting forth in reasonable detail computations evidencing compliance with the covenants contained in (S)7.1 through (S)7.4 and if applicable, reconciliations to reflect changes in Generally Accepted Accounting Principles since the Balance Sheet Date.

          (d) As soon as practicable, but in any event not later than thirty
  (30) days after the end of each month, a summary of the account between the Borrower and the Operating Company, as applicable, and its factor, in such form and containing such information as may be reasonably satisfactory to the Lender.

          (e) As soon as practicable, but in any event not later than ten (10) days after the end of each month, a detailed report of any Dilution during such month, together with a narrative analysis of the basis for such Dilution for any individual items in excess of $2,000.00.

          (f) Contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of the Borrower.

          (g) Contemporaneously with the Borrower's receipt thereof, copies of all accountants' management letters.

          (h) As soon as practicable, but in any event not later than forty-five
  (45) days after the end of each fiscal year, monthly projections of the financial condition and results of operations of the Operating Company for the following fiscal year, including, but not limited to, a projected consolidating balance sheet, statement of operations, statement of cash flows and statement of changes in stockholders' equity for such fiscal year.

          (i) From time to time such other financial data and information as the Lender may reasonably request.

  (S)5.5.  Notices.
           -------

           (a)  Defaults.  The Borrower will promptly notify the Lender in
                --------
writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement or under any notice, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal or surety, and such default would permit the holder of such note or obligation or other evidence of indebtedness to accelerate the maturity thereof, which acceleration would have a material adverse effect on the Borrower or any of its Subsidiaries, the Borrower shall forthwith give written notice thereof to the Lender, describing the notice or action and the nature of the claimed default.

           (b)  Environmental Events.  The Borrower will promptly give notice to
                --------------------
the Lender (i) of any violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing to any federal, state or local environmental agency and (ii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, or any federal, state or local environmental agency or board, that has the potential to materially affect the assets, liabilities, financial condition or operations of the Borrower or any of its Subsidiaries.

           (c)  Notification of Claims against Assets. The Borrower will,
                -------------------------------------
immediately upon becoming aware thereof, notify the Lender in writing of any setoff, claims (including environmental claims) withholdings or other defenses to which any of its assets are subject.

           (d)  Notice of Litigation and Judgments. The Borrower will give
                ----------------------------------
notice to the Lender in writing upon becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or is to become a party involving an uninsured claim against the Borrower or any of its Subsidiaries or that could reasonably be expected to have a materially adverse effect on the Borrower or its Subsidiaries and stating the nature and status of such litigation or proceedings. The Borrower will give notice to the Lender, in writing, in form and detail satisfactory to the Lender, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrower or any of its Subsidiaries.

  (S)5.6.  Existence; Maintenance of Properties.  The Borrower will do or cause
           ------------------------------------
to be done all things necessary to preserve and keep in full force and effect its existence as a Delaware corporation. The Borrower will do or cause to be done all things necessary to preserve and keep in full force all of its rights and franchises and those of its Subsidiaries. The Borrower (a) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (b) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by it and in related businesses.

  (S)5.7.  Insurance.  The Borrower will maintain with respect to its
           ---------
properties, and will cause each of its Subsidiaries to maintain with financially sound and reputable insurers, insurance with respect to such properties and its business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent.

  (S)5.8.  Taxes.  The Borrower will, and will cause each of its Subsidiaries
           -----
to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials or supplies.

  (S)5.9.  Inspection of Properties and Books. The Borrower shall permit the
           ----------------------------------
Lender through any of the Lender's designated representatives at the Borrower's expense) to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, to examine the books of account of the Borrower and its Subsidiaries and to make copies thereof and extracts therefrom; and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as the Lender may reasonably request.

  (S)5.10.  Compliance with Laws, Contracts, Licenses, and Permits.  The
            ------------------------------------------------------
Borrower will comply with, and will cause each of its Subsidiaries to comply with (a) all applicable laws and regulations now or hereafter in effect wherever its business is conducted, including all Environmental laws, (b) the provisions of its corporate charter and other charter documents and by-laws, (c) all agreements and instruments to which it is a party or by which it or any of its properties may be bound and (d) all applicable decrees, orders, and judgments except for violations which, in the aggregate, do not have a material adverse effect on the business, operations, properties, assets, or financial condition of the Borrower and its Subsidiaries. If at any time while any Obligation is Outstanding, any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower may fulfill any of its obligations hereunder, the Borrower will promptly take or cause to be taken all reasonable steps within the power of the Borrower to obtain such authorization, consent, approval, permit or license and furnish the Lender with evidence thereof.

  (S)5.11.  Use of Proceeds.  The Borrower will use the proceeds of the Loan
            ---------------
solely for the acquisition of its capital stock owned by Marian Sands and the making of a Distribution to Glenn Sands.

  (S)5.12.  Interest Rate Protection.  The Borrower shall maintain in effect
            ------------------------
interest rate protection arrangements, satisfactory in form and substance to the Lender. The Borrower shall not, without the written consent of the Lender, modify, terminate or transfer such arrangements until all Obligations are paid in full. Such interest rate protection shall be collaterally assigned to the Lender to secure the Obligations.

  (S)5.13.  Further Assurances.  The Borrower will cooperate with, and will
            ------------------
cause each of its Subsidiaries to cooperate with the Lender and execute such further instruments and documents as the Lender shall reasonably request to carry out to its satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

  (S)6.    CERTAIN NEGATIVE COVENANTS OF THE BORROWER.  The Borrower covenants
           ------------------------------------------
and agrees that, so long as any Obligation is Outstanding:

  (S)6.1.  Restrictions on Indebtedness.  The Borrower will not, and will not
           ----------------------------
permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

           (a) Indebtedness to the Lender arising under any of the Loan
     Documents;

           (b) current liabilities of the Borrower or its Subsidiaries incurred in the ordinary course of business but not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

           (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of (S)5.8;

          (d) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower or a Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

          (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

          (f) Indebtedness due to Trust Company of Georgia (or any successor or replacement factor) on account of its factoring arrangements with the Borrower and/or the Operating Company; and

          (g) Indebtedness described on Schedule 6.1 hereto.
                                        ------------

  (S)6.2.  Restrictions on Liens, Etc.  The Borrower will not, and will not
           ---------------------------
permit any of its Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of its property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; provided that the Borrower and any
                                       --------
Subsidiary of the Borrower may create or incur or suffer to be created or incurred or to exist:

          (i) liens in favor of the Borrower on all or part of the assets of Subsidiaries of the Borrower securing Indebtedness owing by Subsidiaries of the Borrower to the Borrower;

          (ii) liens on properties to secure taxes, assessments and other government charges or claims for labor, material or supplies in respect of obligations not overdue;

          (iii) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

          (iv) liens on properties in respect of judgments or awards, the Indebtedness with respect to which is permitted by (S)6.1(d);

          (v) liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties in existence less than 40 days from the date of creation thereof in respect of obligations not overdue;

          (vi) encumbrances on properties consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower or a Subsidiary of the Borrower is a party, and other minor liens or encumbrances none of which interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower and its Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Borrower individually or of the Borrower and its Subsidiaries on a consolidated basis;

          (vii)  liens in favor of the Lender under the Loan Documents;

          (viii) liens in favor of Trust Company of Georgia (or any successor or replacement factor) to secure indebtedness permitted pursuant to
     (S)6.1(f) hereof; and

          (ix)   liens described on Schedule 6.2 hereto.
                                    ------------

  (S)6.3. Restrictions on Investments.  The Borrower will not, and will not
          ---------------------------
permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments which constitute:

          (i) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower;

          (ii) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000.00;

          (iii) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Services, Inc., and not less than "A 1" if rated by Standard and Poor's; and

          (iv)  Investments described on Schedule 6.3 hereto.
                                         ------------

  (S)6.4.  Merger, Consolidation.  The Borrower will not, and will not permit
           ---------------------
any of its Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or disposition or stock acquisition or disposition (other than the acquisition or disposition of assets in the ordinary course of business consistent with past practices).

  (S)6.5.  Sale and Leaseback.  The Borrower will not, and will not permit any
           ------------------
of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrower or any Subsidiary of the Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property than the Borrower or any Subsidiary of the Borrower intends to use for substantially the same purpose as the property being sold or transferred.

  (S)6.6.  Compliance with Environmental Laws.  The Borrower will not, and will
           ----------------------------------
not permit any of its Subsidiaries to do any of the following: (a) use any of its real estate or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Substances, (b) cause or permit to be located on any of such real estate any underground tank or other underground storage receptacle for hazardous Substances except in full compliance with Environmental Laws, (c) generate or dispose of any Hazardous Substances on any of such real estate except in full compliance with Environmental Laws, or (d) conduct any activity at any real estate or use any real estate in any manner so as to cause a Release.

  (S)6.7.  Distributions.  The Borrower will not make any Distributions.
           -------------

  (S)6.8.  Subsidiaries.  Without limiting the provisions of (S)6.___, the
           ------------
Borrower shall not acquire, form, or otherwise invest in any Subsidiary, without the prior written consent of the Lender. Without limiting the foregoing, the Borrower acknowledges that the Lender's consent may be conditioned upon, among other things, the Lender's receipt of a security interest in the Subsidiary's capital stock in order to secure the Obligations.

  (S)6.9  Fiscal Year.  The fiscal year of the Borrower and its Subsidiaries
          -----------
presently ends on December 31 of each year. The Borrower and its Subsidiaries shall not change their fiscal year end without furnishing prior written notice thereof to, and first obtaining the consent of, the Lender, which consent shall not be unreasonably withheld or delayed.

  (S)6.10.  Loan and Advances.  The Borrower will not and will not permit any of
            -----------------
its Subsidiaries to, make any Loan or advances to any Person or entity.

  (S)6.11  Executive Compensation.  The Borrower and its Subsidiaries shall not
           ----------------------
pay compensation and benefits to Glenn Sands in any calendar year in excess of the amounts set forth in the employment contract annexed as Exhibit C hereto.
                                                            ---------

  (S)6.12.  Junior Loan Documents.  The Borrower shall not modify, amend,
            ---------------------
supplement, or restate the Junior Loan Documents, except to the extent necessary to cause the covenants and events of default in the Junior Loan Documents to be consistent with the Loan Documents.

  (S)6.13.  Affiliated Transactions.  Except as described on Schedule 4.14
            -----------------------                          -------------
hereto, none of the officers, trustees, directors, or employees of the Borrower or any of its Subsidiaries will become a party to any transaction with the Borrower or any of its Subsidiaries, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, trustee, director or such employee or any corporation, partnership, trust or other entity in which any officer, trustee, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

  (S)6.14  Future Transactions.  The Lender shall consider, in good faith, any
           -------------------
requests made by the Borrower for the waiver of any of the limitations set forth in this (S)6 in order to permit the Borrower to acquire additional assets or business operations compatible with the Borrower's current business and operations. Nothing contained herein, however, shall constitute the Lender's consent to any such transactions or a waiver of any of the provisions hereof; any such consent or waiver may be furnished in the Lender's sole discretion and, if so furnished, shall not be effective unless in writing.

  (S)7   FINANCIAL COVENANTS OF THE BORROWER.  The Borrower covenants and agrees
         -----------------------------------
that, so long as any Obligation is Outstanding:

  7.1.   Minimum EBITDA.  The Borrower and its Subsidiaries shall achieve EBITDA
         --------------
(on a consolidated basis) of at least: (a) $2,000,000.00 for each of the Borrower's fiscal quarters ending September 30, 1996, December 31, 1996, and June 30, 1997; (b) no less than $5,000,000.00 for the period July 1, 1996 through march 31, 1997; and (c) $2,000,000.00 (calculated on a rolling four (4) quarters basis) as of the end of each fiscal quarter commencing with the quarter ending September 30, 1997.

  (S)7.2. Operating Cash Flow to Debt Service Ratio.  The Borrower and its
          -----------------------------------------
Subsidiaries shall not permit the ratio of Operating Cash Flow to Debt Service Charges (on a consolidated basis) to be less than 1.50 to 1.00 as of the last day of each of the Borrower's fiscal quarters, commencing with the quarter ending September 30, 1996.

  (S)7.3  Total Dilution.  The Borrower and its Subsidiaries shall not permit
          --------------
Dilution in any fiscal year to exceed five percent (5%) of net sales for such year.

  (S)7.4  Maximum Recourse Accounts.  The Borrower and its Subsidiaries shall
          -------------------------
not permit Recourse Accounts to exceed $600,000.00 at any time.

  (S)8.   CLOSING CONDITIONS.  The obligations of the Lender make the Loan shall
          ------------------
be subject to the satisfaction of the following conditions precedent:

  (S)8.1. Loan Documents.  Each of the Loan Documents shall have been duly
          --------------
executed and delivered by the respective parties thereto and, shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

  (S)8.2. Certified Copies of Organization Documents.  The Lender shall have
          ------------------------------------------
received from the Borrower a copy, certified of a recent date by the appropriate officer of the State in which Borrower and each of its Subsidiaries is organized to be true and complete, of the corporate charter and any other organization documents of Borrower and each such Subsidiary as in effect on such date of certification.

  (S)8.3. By-laws; Resolutions.  All action on the part of the Borrower
          --------------------
necessary for the valid execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lender shall have been provided to the Lender. The Lender shall have received from the Borrower true copies of the Borrower's and each Subsidiary's by-laws and the resolutions adopted by the Borrower's board of directors authorizing the transactions described herein, each certified by the Borrower's secretary as of a recent date to be true and complete.

  (S)8.4.  Incumbency Certificate; Authorized Signers.  The Lender shall have
           ------------------------------------------
received from the Borrower an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Borrower and giving the name and bearing a specimen signature of each individual who shall be authorized:
(a) to sign, in the name and on behalf of the Borrower, each of the Loan Documents to which the Borrower is or is to become a party; and (b) to give notices and to make other action on behalf of the Borrower under the Loan Documents.

  (S)8.5.  Payment of Closing Fee and Other Fees.  The Borrower shall have paid
           -------------------------------------
to the Lender the Closing Fee pursuant to (S)3.1 and reimburse the Lender for all costs and expenses pursuant to (S)12, including, without limitation, reasonable attorneys fees and consultants fees and the premiums for the life and disability insurance maintained and owned by the Lender with respect to Glenn Sands.

  (S)8.6.  Employment Agreement.  Glenn Sands shall have entered into an
           --------------------
employment agreement with the Operating Company in form, and subject to terms and conditions satisfactory to the Lender.

  (S)8.7.  Non-Competition Agreement.  Marian Sands shall have entered into a
           -------------------------
non-competition agreement with the Borrower and the Operating Company in form, and subject to terms and conditions, satisfactory to the Lender.

  (S)8.8   Additional Documents.  The Borrower shall have provided such
           --------------------
additional instruments and documents to the Lender as the Lender and the Lender's counsel may have requested.

  (S)9.    CONDITIONS TO ALL BORROWINGS.  The obligations of the Lender to make
           ----------------------------
any Loan, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

  (S)9.1   Representations True; No Event of Default.  Each of the
           -----------------------------------------
representations and warranties of the Borrower contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated and permitted by this Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing. The Lender shall have received a certificate of the Borrower signed by an authorized officer of the Borrower to such effect.

  (S)9.2.  No Legal Impediment.  No change shall have occurred in any law or
           -------------------
regulations thereunder or interpretations thereof that in the reasonable opinion of the Lender would make it illegal for the Lender to make such Loan.

  (S)9.3.  Governmental Regulation.  The Lender shall have received such
           -----------------------
statements in substance and form reasonably satisfactory to the Lender as the Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

  (S)9.4  Proceedings and Documents.  All proceedings in connection with the
          -------------------------
transactions contemplated by this Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Lender and to the Lender's counsel, and the Lender and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as they may reasonably request.

  (S)10.   EVENTS OF DEFAULT; ACCELERATION; ETC.
           ------------------------------------

  (S)10.1  Events of Default and Acceleration.  If any of the following events
           ----------------------------------
("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time "Defaults") shall occur:

           (a) the Borrower shall fail to pay any principal of the Loan when the same shall become due payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

           (b) the Borrower shall fail to pay any interest on the Loan or any other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

           (c) the Borrower or any of its Subsidiaries shall fail to comply with any of its covenants contained in (S)5, (S)6 or (S)7 hereof or any of the covenants contained in any other Loan Documents;

           (d) the Borrower or any of its Subsidiaries shall fail to perform any other term, covenant or agreement contained herein (other than those specified elsewhere in this (S)11) for fifteen (15) days after written notice of such failure has been given to the Borrower by the Lender;

           (e) any representation or warranty of the Borrower or any of its Subsidiaries in this Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this

     Agreement is determined by the Lender to have been false in any material respect upon the date when made or deemed to have been made or repeated;

          (f) the Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any capitalized leases, or fail to observe or perform any term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any capitalized leases for such period of time as would permit assuming the giving of appropriate notice if required, the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

          (g) the Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or any of its Subsidiaries or of any substantial part of the assets of the Borrower or any of its Subsidiaries or shall commence any case or other proceeding relating to the Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries;

          (h) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty days, whether or not consecutive, any uninsured final judgment against the Borrower or any of its Subsidiaries that, with other outstanding uninsured final judgments, undischarged, against the Borrower or any of its Subsidiaries exceeds in the aggregate $100,000.00;

          (i) if any of the Loan Documents shall be canceled, terminated, revoked or rescinded or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

          (j) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Lender shall have determined in its reasonable discretion that such event reasonably could be expected to result in liability of the Borrower or any of its Subsidiaries to the PBGC on such Guaranteed Pension Plan in an aggregate amount exceeding $100,000.00 and (i)
     such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or District Court of a trustee to administer such Guaranteed Pension Plan; or
     (ii) a trustee shall have been appointed by the United States District Court to administer such Plan; or (iii) the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

           (k) the Borrower or any of its Subsidiaries shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of the Borrower or such Subsidiaries;

           (l) there shall have occurred any material adverse change, in or to the assets, liabilities, financial condition, or business operations of the Borrower or any of its Subsidiaries;

           (m) any change in the ownership of the capital stock of the Borrower, other than transfers amongst the existing stockholders as of the date hereof;

then, and in any such event, so long as the same may be continuing, the Lender may, by notice in writing to the Borrower, declare all amounts owing with respect to this Agreement, the Note and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of
                                  --------
Default specified in (S)11.1(g), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Lender.

  (S)10.2. Remedies.  In case any one or more of the Events of Default shall
           --------
have occurred and be continuing, and whether or not the Lender shall have accelerated the maturity of the Loan pursuant to (S)10.1, the Lender may proceed to protect and enforce its rights and remedies under this Agreement, the Note or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to the Lender are evidenced, including to the full extent permitted by applicable law the obtaining of the ex
                                                                              --
parte appointment of a receiver, and, if such amount shall have become due, by
-----
declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Lender. No remedy herein conferred upon the Lender or the holder of any Note is intended to be exclusive of any other remedy and each and every other remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

  (S)10.3. Distribution of Proceeds.  In the event that, following the
           ------------------------
occurrence or during the continuance of any Default or Event of Default, the Lender receives any monies in connection with the enforcement of any of the Loan Documents, or otherwise, such monies shall be distributed by the Lender for application as follows:

           a. First, to the payment of, or (as the case may be) the reimbursement of, the Lender for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Lender in connection with the collection of such monies by the Lender, for the exercise, protection or enforcement by the Lender of all or any of the rights, remedies, powers and privileges of the Lender under this Agreement or any of the other Loan Documents or in support of any provision of adequate indemnity to the Lender against any taxes or liens which by law shall have or may have, priority over the rights of the Lender to such monies;

           b. Second, to all other Obligations in such order or preference as the Lender may determine; provided, however, that the Lender may in is
                               --------
     discretion make proper allowance to take into account any Obligations not then due and payable;

           c. Third, upon payment and satisfaction in full or other provision for payment in full satisfactory to the Lender of all of the Obligations, to the Junior Loan;

           d. Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

     (S)11.  SETOFF.  Regardless of the adequacy of any collateral, and whether
             ------
or not a Default or Event of Default has occurred, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of where such deposits are held) or other sums credited by or due from the Lender to the Borrower and any securities or other property of the Borrower in the possession of the Lender may be applied to or set off against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to the Lender.

     (S)12.  EXPENSES.  The Borrower agrees to pay (a) the reasonable costs of
             --------
producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Lender (other than taxes based upon the Lender's net income), including any recording, mortgage, documentary or intangibles taxes in connection with the Loan Documents, or other taxes payable on or with respect to the transactions contemplated by this Agreement, including any taxes payable by the Lender after the Closing Date (the Borrower hereby agreeing to indemnify the Lender with respect thereto), (c) (i) all reasonable fees, expenses, and disbursements of the Lender's counsel or any local counsel to the Lender in connection with the preparation of the Loan Documents and the closing of the Loan, and other fees, expenses and disbursements of the Lender incurred in connection with the closing of the Loan, including, without limitation, the fees of Coopers & Lybrand consultants and other third parties engaged by the Lender; (ii) all appraisal fees, engineer's fees, reasonable fees, expenses and disbursements of the Lender's counsel or any local counsel to the Lender, and other fees, expenses and disbursements of the Lender's counsel or any local counsel to the Lender, and other fees, expenses and disbursements of the Lender incurred in connection with the administration or interpretation of the Loan Documents and other instruments mentioned herein, and amendments, modifications, approvals, consents or waivers hereto or hereunder, but in no event to exceed $40,000.00 in any calendar year in the aggregate (d) all reasonable out-of-pocket expenses (including reasonable attorneys' fees and costs and the fees and costs of appraisers, engineers, investment bankers or other experts retained by the Lender in connection with
(i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or the administration thereof and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Lender's relationship with the Borrower; (e) all premiums for life and disability insurance maintained and owned by the Lender with respect to Glenn Sands, and (f) all reasonable fees, expenses and disbursements of the Lender incurred in connection with UCC searches, UCC filings or mortgage recordings. The covenants of this (S)12 shall survive payment or satisfaction of payment of amounts owing with respect to the Note.

  (S)13.  INDEMNIFICATION.   The Borrower agrees to indemnify and hold harmless
          ----------------
the Lender from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (a) the Borrower's entering into or performing this Agreement or any of the other Loan Documents or (b) with respect to the Borrower and it subsidiaries and their respective properties and assets, the violation of any Environmental Law, the release or threatened release of any Hazardous substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous substances (including, but not limited to claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements or counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding; provided, however, that the Lender shall not be entitled to indemnification if a court of competent jurisdiction finally determines all appeals having been exhausted or waived that the Lender acted in bad faith or with willful misconduct. In litigation, or the preparation therefor, the Lender shall be entitled to select its own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this
(S)13 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this (S)13 shall survive the repayment of the Loan and the termination of the obligations of the Lender hereunder.

  (S)14.   SURVIVAL OF COVENANTS, ETC.   All covenants, agreements,
           ---------------------------
representations and warranties made herein, in the Note, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower pursuant hereto shall be deemed to have been relied upon by the Lender notwithstanding any investigation heretofore or hereafter made by it, and shall survive the making by the Lender of any of the Loan as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement or the Note or any of the other Loan Documents remains Outstanding. The indemnification obligations of the Borrower provided herein and the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Lender hereunder and thereunder to the extent provided herein and therein. All statements contained in any certificate or other paper delivered to the Lender at any time by or on behalf of the Borrower pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower hereunder.

  (S)15.   ASSIGNMENT AND PARTICIPATION.
           ----------------------------

  (S)15.1. Assignment by Lender.   The Lender may assign all or a portion of
           ---------------------
its interests, rights and obligations under this Agreement at the time owing to it, and the Note held by it. After the effective date specified in each assignment, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such assignment, have the rights and obligations of a Lender hereunder, and (ii) the assigning Lender shall, to the extent provided in such assignment, be released from its obligations under this Agreement.

  (S)15.2. Participations.   The Lender may sell participations in all or a
           --------------
portion of the Lender's rights and obligations under this Agreement and the other Loan Documents; provided that (a) any such sale or participation shall not affect the rights and duties of the Lender hereunder to the Borrower, and (b) no participant shall have the right to grant further participations or assign its rights, obligations or interests under such participation to other Persons without the prior written consent of the Lender.

  (S)15.3. Pledge by Lender.   Notwithstanding the provisions of (S)16.1, the
           -----------------
Lender may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Note) to any of the twelve Federal Reserve Lender organized under (S)4 of the Federal Reserve Act,
12. U.S.C. (S)341. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

  (S)15.4. No Assignment by Borrower.   The Borrower shall not assign or
           --------------------------
transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of the Lender.

  (S)15.5.  Disclosure.   The Borrower agrees that in addition to disclosures
            -----------
made in accordance with standard banking practices the Lender may disclose information obtained by the Lender pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder.

  (S)15.6   NOTICES, ETC.   Except as otherwise expressly provided in this
            -------------
Agreement, all notices and other communications made or required to be given pursuant to this Agreement or the Note shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, telefax or telex and confirmed by delivery via courier or postal service, addresses as follows:

           (a) if to the Borrower, at 1407 Broadway, Suite 620, New York, New York 10018, Attention: Mr. Glenn Sands, or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice; and

           (b) if to the Lender, at 100 Federal Street, Boston, Massachusetts 02110, Attention: Diversified Finance, or such other address for notice as the Lender shall last have furnished in writing to the Borrower.

  Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

     (S)17.  GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE.   THIS
             --------------------------------------------------
AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).
THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)16. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     (S)18.  HEADINGS.   The captions in this Agreement are for convenience of
             --------
reference only and shall not define or limit the provisions hereof.

     (S)19.  COUNTERPARTS.   This Agreement and any amendment hereof may be
             ------------
executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     (S)20.  ENTIRE AGREEMENT, ETC.   The Loan Documents and any other documents
             ---------------------
executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except as provided in (S)23.

     (S)21.  WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS.   THE BORROWER
             ----------------------------------------------
HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, OR ATTORNEY OF THE LENDER HAS REPRESENTED EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE WAIVER AND CERTIFICATIONS CONTAINED HEREIN.

     (S)22.  CONSENTS, AMENDMENTS, WAIVERS, ETC.   Any consent or approval
             -----------------------------------
required or permitted by this Agreement may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any terms of this Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, and only with, the written consent of the Lender.

  No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Lender in exercising any right shall operate as a waiver thereof otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

     (S)22.  SEVERABILILTY.   The provisions of this Agreement are severable,
             --------------
and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

                              PERISCOPE I SPORTSWEAR, INC.
                              By: /s/ Glenn Sands, President
                                  ---------------------------------------

                              THE FIRST NATIONAL BANK OF BOSTON
                              By: /s/ Robert F. Duggan, Managing Director
                                  ---------------------------------------

                    SEVENTH AMENDMENT TO TERM LOAN AGREEMENT

This Seventh Amendment to Term Loan Agreement is made as of the 23rd day of July, 1998, by and between

     Periscope I Sportswear Inc. (the "Borrower"), a New York corporation with its principal executive offices at 1407 Broadway, Suite 620, New York, New York 10018; and

BankBoston, N.A. (the "Lender"), a national bank having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110.

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                              W I T N E S S E T H:
                              - - - - - - - - - --

     WHEREAS, on May 15, 1996, the Borrower and the Lender entered into a Term Loan Agreement, pursuant to which the Lender made a Term Loan to the Borrower in the principal sum of $15,000,000 (as amended and in effect, the "Agreement"); and

     WHEREAS, the Borrower and the Lender desire to further modify and amend certain of the provisions of this Agreement.

  NOW, THEREFORE, it is hereby agreed between the parties as follows:

  1.  Definitions.   All capitalized terms used herein and not otherwise defined
      -----------
shall have the same meanings herein as in the Agreement.

  2.  Amendments to Section 2.   The provisions of Section 2.4(a) of the
      ------------------------
Agreement are hereby deleted in their entirety and the following substituted in their stead:

          (S)2.4  Repayment of Term Loan.   (a)  The Outstanding principal
                  ----------------------
          balance of the Term Loan shall be payable in quarterly installments, as follows:

            Payment Date                     Amount of Installment
            ------------                     ---------------------

          September 30, 1996                        $500,000
          December 31, 1996                         $500,000
          March 31, 1997                            $100,000
          June 30, 1997                             $100,000
          September 30, 1997                        $100,000
          December 31, 1997                         $100,000

          March 31, 1998                            $100,000
          June 30, 1998                             $      0
          September 30, 1998                        $      0
          December 31, 1998                         $      0
          March 31, 1999                            $      0
          June 30, 1999                             $      0
          July 31, 1999                             $800,000
          September 30, 1999 and each
           calendar quarter thereafter              $500,000


          Each installment shall be due on the last day of each calendar quarter (except for the payment due July 31, 1999, which shall be due on the last day of such month). In all events and under all circumstances, unless sooner paid or accelerated, the then unpaid principal balance of the Term Note and all accrued and unpaid interest thereon shall be due and payable on the Term Loan Maturity Date.

      3.  Miscellaneous.
          --------------

          (a) Except as provided herein, all terms and conditions of the Agreement remain in full force and effect (including, without limitation, the provisions of Section 2.4(b)). The Borrower acknowledges and agrees that it has no offsets, defenses, or counterclaims against the Lender with respect to the Obligations or otherwise, and to the extent that the Borrower has or had any such offsets, defenses, or counterclaims, the Borrower hereby waives and releases the same.

          (b) This Seventh Amendment to Term Loan Agreement incorporates all of the discussions and negotiations between the Borrower and the Lender concerning the matters included herein. No prior discussions or negotiations, nor any custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions hereof.

          (c) This Seventh Amendment to Term Loan Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which once so executed and delivered shall be an original, and all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties have hereunto caused this Seventh Amendment to be executed and their seals to be hereto affixed as of the date first above written.

                                   PERISCOPE I SPORTSWEAR INC.

                                   By: /s/ Glenn Sands, Pres.
                                       -------------------------------
                                   Name:  Glenn Sands
                                   Title: President

                                   BANKBOSTON, N.A.

                                   By: /s/ Robert F. Duggan
                                      --------------------------------
                                   Name:  Robert F. Duggan
                                   Title: Managing Director